UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

February 1, 2024

Date of Report (Date of earliest event reported)

CAPITAL ONE FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-13300	54-1719854
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1680 Capital One Drive McLean, Virginia	22102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 720-1000

(Not applicable)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock (par value $.01 per share)	COF	New York Stock Exchange
Depositary Shares, Each Representing a 1/40th Interest in a Share of Fixed Rate Non-Cumulative Perpetual Preferred Stock, Series I	COF PRI	New York Stock Exchange
Depositary Shares, Each Representing a 1/40th Interest in a Share of Fixed Rate Non-Cumulative Perpetual Preferred Stock, Series J	COF PRJ	New York Stock Exchange
Depositary Shares, Each Representing a 1/40th Interest in a Share of Fixed Rate Non-Cumulative Perpetual Preferred Stock, Series K	COF PRK	New York Stock Exchange
Depositary Shares, Each Representing a 1/40th Interest in a Share of Fixed Rate Non-Cumulative Perpetual Preferred Stock, Series L	COF PRL	New York Stock Exchange
Depositary Shares, Each Representing a 1/40th Interest in a Share of Fixed Rate Non-Cumulative Perpetual Preferred Stock, Series N	COF PRN	New York Stock Exchange
0.800% Senior Notes Due 2024	COF24	New York Stock Exchange
1.650% Senior Notes Due 2029	COF29	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On February 1, 2024, Capital One Financial Corporation (the “Company”) closed the public offering of $1,000,000,000 aggregate principal amount of its 5.700% Fixed-to-Floating Rate Senior Notes due 2030 (the “2030 Fixed-to-Floating Rate Notes”) and $1,000,000,000 aggregate principal amount of its 6.051% Fixed-to-Floating Rate Senior Notes due 2035 (the “2035 Fixed-to-Floating Rate Notes” and, together with the 2030 Fixed-to-Floating Rate Notes, the “Notes”), pursuant to an underwriting agreement (the “Underwriting Agreement”), dated January 29, 2024, with BofA Securities, Inc., Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Morgan Stanley & Co. LLC and Capital One Securities, Inc., as representatives of the several underwriters listed therein. The Notes were issued pursuant to a Senior Indenture dated as of November 1, 1996 between the Company and The Bank of New York Mellon Trust Company, N.A., formerly known as The Bank of New York Trust Company, N.A. (as successor to Harris Trust and Savings Bank), as Indenture Trustee (the “Trustee”), as supplemented by a Supplemental Indenture dated as of November 2, 2021 between the Company and the Trustee. The Notes have been registered under the Securities Act of 1933, as amended, by a registration statement on Form S-3 (File No. 333-254191).

The foregoing description of the Underwriting Agreement, Notes and other documents relating to this transaction does not purport to be complete and is qualified in its entirety by reference to the full text of these securities and documents, forms or copies of which are attached as exhibits to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement dated January 29, 2024

4.1	Senior Indenture dated as of November 1, 1996 between Capital One Financial Corporation and The Bank of New York Mellon Trust Company, N.A., formerly known as The Bank of New York Trust Company, N.A. (as successor to Harris Trust and Savings Bank), as trustee (incorporated by reference to Exhibit 4.1 of the Company’s Report on Form 8-K, filed on November 13, 1996)

4.2	First Supplemental Indenture dated as of November 2, 2021 to the Senior Indenture dated as of November 1, 1996 between Capital One Financial Corporation and The Bank of New York Mellon Trust Company, N.A., formerly known as The Bank of New York Trust Company, N.A. (as successor to Harris Trust and Savings Bank), as trustee (incorporated by reference to Exhibit 4.2 of the Company’s Report on Form 8-K, filed on November 2, 2021)

4.3	Form of 5.700% Fixed-to-Floating Rate Senior Note due 2030

4.4	Form of 6.051% Fixed-to-Floating Rate Senior Note due 2035

5.1	Opinion of Davis Polk & Wardwell LLP

23.1	Consent of Davis Polk & Wardwell LLP (included in Exhibit 5.1)

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

CAPITAL ONE FINANCIAL CORPORATION

Date: February 1, 2024	By:	/s/ Matthew W. Cooper
Matthew W. Cooper
General Counsel and Corporate Secretary

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